EXHIBIT 10.18

Loan No. R10218S02

MONITORED REVOLVING CREDIT SUPPLEMENT

THIS SUPPLEMENT to the Master Loan Agreement dated August 21, 2012 (the "MLA"), is entered into as of August 21, 2012 FARM CREDIT SERVICES OF AMERICA, PCA ("Lead Lender") and LINCOLNWAY ENERGY, LLC, Nevada Iowa (the "Company").

SECTION 1. The Revolving Credit Facility. On the terms and conditions set forth in the MLA and this Supplement, Lead Lender agrees to make loans to the Company during the period set forth below in an aggregate principal amount not to exceed, at anyone time outstanding, $10,000,000.00 (the "Commitment"):provided, however that the amount available under the Commitment shall not exceed the "Borrowing Base" (as calculated pursuant to the Borrowing Base Report attached hereto as Exhibit A) on the date for which Borrowing Base Reports are required to Section 6 below. Within the limits of the Commitment, the Company may borrow, repay and reborrow.

SECTION 2. Purpose. The purpose of Commitment is to finance the inventory and receivables referred to in the Borrowing Base Report.

SECTION 3. Term. The term of the Commitment shall be from the date hereof, up to and including July 1, 2013, or such later date as Agent (as that term is defined in the MLA) may, in its sole discretion, authorize in writing.

SECTION 4. Interest. The Company agrees to pay interest on the unpaid balance of the loan(s) in accordance with one or more of the following interest rate:

(A) One-Month LIBOR Index Rate. At a rate (rounded upward to the nearest 1/100th and adjusted for reserves required on "Eurocurrency Liabilities" [as hereinafter defined] for banks subject to "FRB Regulation D" [as hereinafter defined] or required by any other federal law or regulation) per annum equal at all times to 2.75% above the rate quoted by the British Bankers Association (the "BBA") at 11:00 a.m. London time for the offering of one (1)-month U.S. dollars deposits, as published by Bloomberg or another major information vendor listed on BBA's official website on the first "U.S. Banking Day" (as hereinafter defined) in each week, with such rate to change weekly on such day. The rate shall be reset automatically, without the necessity of notice being provided to the Company or any other party, on the first "U.S. Banking Day" of each succeeding week, and each change in the rate shall be applicable to all balances subject to this option. Information about the then-current rate shall be made available upon telephonic request. For purposes hereof: (1) "U.S. Banking Day" shall mean a day on which Agent (as that term is defined in the MLA) is open for business and banks are open for business in New York, New York; (2) "Eurocurrency Liabilities" shall have the meaning as set forth in "FRB Regulation D"; and (3) "FRB Regulation D" shall mean Regulation D as promulgated by the Board of Governors of the Federal Reserve System, 12 CFR Part 204, as amended.

Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears by the 20th day of the following month or on such other day in such month as Agent shall require in a written notice to the Company.

SECTION 5. Promissory Note. The Company promises to repay the unpaid principal balance of the loans on the last day of the term of the Commitment. In addition to the above, the Company promises to pay interest on the unpaid principal balance hereof at the times and in accordance with the provisions set forth in Section 4 hereof.

Monitored Revolving Credit Supplement R10218S02
LINCOLNWAY ENERGY,LLC
Nevada, Iowa

SECTION 6. Borrowing Base Reports, Etc. The Company agrees to furnish a Borrowing Base Report to Agent at such times or intervals as Agent may from time to time request. Until receipt of such a request, the Company agrees to furnish a Borrowing Base Report to Agent within 30 days after each month end calculating the Borrowing Base as of the last day of the month for which the report is being furnished. However, if no balance is outstanding hereunder on the last day of such month, then no Report need be furnished. If on the date for which a Borrowing Base Report is required the amount outstanding under the Commitment exceeds the Borrowing Base, the Company shall immediately notify Agent and repay so much of the loans as is necessary to reduce the amount outstanding under the Commitment to the limits of the Borrowing Base.

SECTION 7. Letters of Credit. If agreeable to Agent in its sole discretion in each instance, in addition to loans, the Company may utilize the Commitment to open irrevocable letters of credit for its account. Each letter of credit will be issued within a reasonable period of time after Agent's receipt of a duly completed and executed copy of Agent's then current for of Application and Reimbursement Agreement or, if applicable, in accordance with the terms of any CoTrade Agreement between the parties, and shall reduce the amount available under the Commitment by the maximum amount capable of being drawn thereunder. Any draw under any letter of credit issued hereunder shall be deemed a loan under the commitment and shall be repaid in accordance with this Supplement. Each letter of credit must be in form and content acceptable to Agent and must expire no later than the maturity date of the Commitment. Notwithstanding the forgoing or any other provision hereof, the maximum amount capable of being drawn under each letter of credit must be statused against the Borrowing Base in the same manner as if it were a loan, and in the event that (after repaying all loans) the maximum amount capable of being drawn under the letters of credit exceeds the Borrowing Base, then the Company shall immediately notify Agent and pay to Agent (to be held as cash collateral) an amount equal to such excess.

SECTION 8. Security. The Company's obligations hereunder and, to the extent related hereto, the MLA, including without limitation any future advances under any existing mortgage or deed of trust, shall be secured as provided in the Security Section of the MLA.

SECTION 9. Collateral Inspections. In consideration of the loans made hereunder, the Company will permit Agent or its representatives, agents or independent contractor, during normal business hours or at such other times as Agent and the Company may agree to: (A) inspect or examine the Company's properties, books and records; (B) make copies of the Company's books and records; and (C) discuss the Company's affairs, finances and accounts with its officers, employees and independent certified public accountants. Without limiting the foregoing, the Company will permit Agent, through an employee of Agent or through an independent third party contracted by Agent, to conduct on an annual basis a review of the collateral covered by the Security Agreement. The Company further agrees to pay to Agent a collateral inspection fee designated by Agent and reimburse Agent all reasonable costs and expenses incurred by Agent in connection with such collateral inspection reviews performed by Agent employees or its agents.

SECTION 10. Commitment Fee. In consideration of the Commitment, the Company agrees to pay to Agent a commitment fee on the average daily unused portion of the Commitment at the rate of 0.30% per annum (calculated on a 360-day basis), payable monthly in arrears by the 20th day following each month. Such fee shall be payable for each month (or portion thereof) occurring during the original or any extended term of the Commitment. For purposes of calculating the commitment fee only, the "Commitment" shall mean the dollar amount specified in Section 1 hereof, irrespective of the Borrowing Base.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

Monitored Revolving Credit Supplement R10218S02
LINCOLNWAY ENERGY,LLC
Nevada, Iowa

Monitored Revolving Credit Supplement R10218S02
LINCOLNWAY ENERGY,LLC
Nevada, Iowa

SECTION 10. Commitment Fee. In consideration of the Commitment, the Company agrees to pay to Agent a commitment fee on the average daily unused portion of the Commitment at the rate of 0.30% per annum (calculated on a 360-day basis), payable monthly in arrears by the 20th day following each month. Such fee shall be payable for each month (or portion thereof) occurring during the original or any extended term of the Commitment. For purposes of calculating the commitment fee only, the "Commitment" shall mean the dollar amount specified in Section 1 hereof, irrespective of the Borrowing Base.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES OF AMERICA, PCA	LINCOLNWAY ENERGY, LLC

Monitored Revolving Credit Supplement R10218S02
LINCOLNWAY ENERGY,LLC
Nevada, Iowa

Lincolnway Energy, LLC (00031748)	<-- For Period Ending

For purposes hereof, ELIGIBLE INVENTORY shall mean inventory which: (a) is of a type shown below; (b) is owned by the borrower and not held by the borrower on consignment or similar basis; (c) is not subject to a lien except in favor of Cobank; (d) is in commercially marketable condition; and (e) is not deemed ineligible by CoBank. Furthermore, market price shall mean the commodity FOB at the plant. For purposes hereof, ELIGIBLE RECEIVABLES shall mean rights to payment for goods sold and delivered or for services rendered which: (a) are not subject to any dispute, set-off, or counterclaim; (b) are not owing by an account debtor that is subject to a bankruptcy, reorganization, receivership or like proceeding; (c) are not subject to a lien in favor of any third party, other than liens authorized by CoBank in writing; (d) are not owing by an account debtor that is owned or controlled by the borrower; and (c) not deemed ineligible by CoBank. For purposes hereof, CONTRACT RECEIVABLES shall mean all seemed gains & losses on cash, hedged to arrive and basis purchase and sales contracts for grain which (a) are not in dispute; (b) are legally enforceable; (c) are not subject to a lien except in favor of CoBank and (d) are not deemed ineligible by CoBank.

Line	Type of Eligible Asset	Amount/Price/Volume	Advance Rate	Collateral Value
1	Corn Inventory - Collateral Receipts Not Issued to CoBank		85%
2	Corn Inventory - Collateral Receipts Issued to CoBank		90%
3	Net Liquidated Value of Brokerage Accounts		90%
4	Net Contract Receivables for Old Crop Gains		80%
5	Net Contract Receivables for New Crop Gains		70%
6	Net Contract Receivables for 2nd Year New Crop Gains		—%
7	Net Contract Receivables for New Crop Beyond 2 Years		—%
8	Subtotal-Net Contract Receivables for Grain
	"For Corn, Old Crop ends September 30. Net contract receivables are Accrued Gains & Losses on Open Purchase & Sales contracts.
9	Less All Grain Payables		100%

10	Owned DDGS Inventory (tons)
11	DDGS Price (market - $/ton)
12	DDGS Value (Line 11 x Line 12)		65%

13	Owned WDGS Inventory (tons)
14	WDGS Price (market - $/ton)
15	WDGS Value (Line 14 x Line 15)		65%

16	Owned Ethanol Inventory (gallons)
17	Ethanol Price (market - $/gallons)
18	Ethanol Value (Line 17 x Line 18)		80%

19	Ethanol Receivables less than 10 days Past Due*		85%
20	DDGS & WDGS Receivables less than 10 days Past Due*		85%

21	Total Borrowing Base --->

22	Less: Book Overdraft(s)		100%
23	Less: Demand Patron Notes/Deposits		100%
24	Less: Outstanding Balance of Loan(s)		100%
25	Less: Issued Letters of Credit		100%

26	Total Deducts (Lines 22+23+24+25) --->

27	EXCESS OR DEFICIT* (Line 21 - Line 26) --->
*NOTE: If a deficit exists, Please contact Relationship Manager Immediately with: 1) An updated borrowing base report, and 2) Specifies of all payments remitted since end of period (check members, wire routing number, etc.)

I HEREBY CERTIFY THAT TO THE BEST OF MY KNOWLEDGE THIS INFORMATION IS TRUE AND CORRECT.

Monitored Revolving Credit Supplement R10218S02
LINCOLNWAY ENERGY,LLC
Nevada, Iowa

Authorized Signature	Title	Date

Period Name:

Monitored Revolving Credit Supplement R10218S02
LINCOLNWAY ENERGY,LLC
Nevada, Iowa

Loan No. R10218S02A

MONITORED REVOLVING CREDIT SUPPLEMENT

THIS SUPPLEMENT to the Master Loan Agreement dated August 21, 2012 (the "MLA"), is entered into as of November 8, 2012 FARM CREDIT SERVICES OF AMERICA, PCA ("Lead Lender") and LINCOLNWAY ENERGY, LLC, Nevada Iowa (the "Company"), and amends and restates the Supplement dated August 21, 2012 and numbered R10218S02.

SECTION 1. The Revolving Credit Facility. On the terms and conditions set forth in the MLA and this Supplement, Lead Lender agrees to make loans to the Company during the period set forth below in an aggregate principal amount not to exceed, at anyone time outstanding, $10,000,000.00 (the "Commitment"):provided, however that the amount available under the Commitment shall not exceed the "Borrowing Base" (as calculated pursuant to the Borrowing Base Report attached hereto as Exhibit A) on the date for which Borrowing Base Reports are required to Section 6 below. Within the limits of the Commitment, the Company may borrow, repay and reborrow.

SECTION 2. Purpose. The purpose of Commitment is to finance the inventory and receivables referred to in the Borrowing Base Report.

SECTION 3. Term. The term of the Commitment shall be from the date hereof, up to and including July 1, 2013, or such later date as Agent (as that term is defined in the MLA) may, in its sole discretion, authorize in writing.

SECTION 4. Interest. The Company agrees to pay interest on the unpaid balance of the loan(s) in accordance with one or more of the following interest rate:

(A) One-Month LIBOR Index Rate. At a rate (rounded upward to the nearest 1/100th and adjusted for reserves required on "Eurocurrency Liabilities" [as hereinafter defined] for banks subject to "FRB Regulation D" [as hereinafter defined] or required by any other federal law or regulation) per annum equal at all times to 3.25% above the rate quoted by the British Bankers Association (the "BBA") at 11:00 a.m. London time for the offering of one (1)-month U.S. dollars deposits, as published by Bloomberg or another major information vendor listed on BBA's official website on the first "U.S. Banking Day" (as hereinafter defined) in each week, with such rate to change weekly on such day. The rate shall be reset automatically, without the necessity of notice being provided to the Company or any other party, on the first "U.S. Banking Day" of each succeeding week, and each change in the rate shall be applicable to all balances subject to this option. Information about the then-current rate shall be made available upon telephonic request. For purposes hereof: (1) "U.S. Banking Day" shall mean a day on which Agent (as that term is defined in the MLA) is open for business and banks are open for business in New York, New York; (2) "Eurocurrency Liabilities" shall have the meaning as set forth in "FRB Regulation D"; and (3) "FRB Regulation D" shall mean Regulation D as promulgated by the Board of Governors of the Federal Reserve System, 12 CFR Part 204, as amended.

Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears by the 20th day of the following month or on such other day in such month as Agent shall require in a written notice to the Company.

SECTION 5. Promissory Note. The Company promises to repay the unpaid principal balance of the loans on the last day of the term of the Commitment. In addition to the above, the Company promises to pay interest on the unpaid principal balance hereof at the times and in accordance with the provisions set forth in Section 4 hereof. This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Supplement being amended and restated hereby.

Monitored Revolving Credit Supplement R10218S02
LINCOLNWAY ENERGY,LLC
Nevada, Iowa

SECTION 6. Borrowing Base Reports, Etc. The Company agrees to furnish a Borrowing Base Report to Agent at such times or intervals as Agent may from time to time request. Until receipt of such a request, the Company agrees to furnish a Borrowing Base Report to Agent within 30 days after each month end calculating the Borrowing Base as of the last day of the month for which the report is being furnished. However, if no balance is outstanding hereunder on the last day of such month, then no Report need be furnished. If on the date for which a Borrowing Base Report is required the amount outstanding under the Commitment exceeds the Borrowing Base, the Company shall immediately notify Agent and repay so much of the loans as is necessary to reduce the amount outstanding under the Commitment to the limits of the Borrowing Base.

SECTION 7. Letters of Credit. If agreeable to Agent in its sole discretion in each instance, in addition to loans, the Company may utilize the Commitment to open irrevocable letters of credit for its account. Each letter of credit will be issued within a reasonable period of time after Agent's receipt of a duly completed and executed copy of Agent's then current for of Application and Reimbursement Agreement or, if applicable, in accordance with the terms of any CoTrade Agreement between the parties, and shall reduce the amount available under the Commitment by the maximum amount capable of being drawn thereunder. Any draw under any letter of credit issued hereunder shall be deemed a loan under the commitment and shall be repaid in accordance with this Supplement. Each letter of credit must be in form and content acceptable to Agent and must expire no later than the maturity date of the Commitment. Notwithstanding the forgoing or any other provision hereof, the maximum amount capable of being drawn under each letter of credit must be statused against the Borrowing Base in the same manner as if it were a loan, and in the event that (after repaying all loans) the maximum amount capable of being drawn under the letters of credit exceeds the Borrowing Base, then the Company shall immediately notify Agent and pay to Agent (to be held as cash collateral) an amount equal to such excess.

SECTION 8. Security. The Company's obligations hereunder and, to the extent related hereto, the MLA, including without limitation any future advances under any existing mortgage or deed of trust, shall be secured as provided in the Security Section of the MLA.

SECTION 9. Collateral Inspections. In consideration of the loans made hereunder, the Company will permit Agent or its representatives, agents or independent contractor, during normal business hours or at such other times as Agent and the Company may agree to: (A) inspect or examine the Company's properties, books and records; (B) make copies of the Company's books and records; and (C) discuss the Company's affairs, finances and accounts with its officers, employees and independent certified public accountants. Without limiting the foregoing, the Company will permit Agent, through an employee of Agent or through an independent third party contracted by Agent, to conduct on an annual basis a review of the collateral covered by the Security Agreement. The Company further agrees to pay to Agent a collateral inspection fee designated by Agent and reimburse Agent all reasonable costs and expenses incurred by Agent in connection with such collateral inspection reviews performed by Agent employees or its agents.

SECTION 10. Commitment Fee. In consideration of the Commitment, the Company agrees to pay to Agent a commitment fee on the average daily unused portion of the Commitment at the rate of 0.30% per annum (calculated on a 360-day basis), payable monthly in arrears by the 20th day following each month. Such fee shall be payable for each month (or portion thereof) occurring during the original or any extended term of the Commitment. For purposes of calculating the commitment fee only, the "Commitment" shall mean the dollar amount specified in Section 1 hereof, irrespective of the Borrowing Base.

Monitored Revolving Credit Supplement R10218S02
LINCOLNWAY ENERGY,LLC
Nevada, Iowa

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES OF AMERICA, PCA	LINCOLNWAY ENERGY, LLC

Monitored Revolving Credit Supplement R10218S02
LINCOLNWAY ENERGY,LLC
Nevada, Iowa

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES OF AMERICA, PCA	LINCOLNWAY ENERGY, LLC

E-34